Bodisen Biotech, Inc.

“The First China Based Environmentally Friendly Bio
Fertilizer Company Listed on a U.S. Stock Exchange,
and Dual Listed in London ”

          AMEX: BBC    LSE AIM: BODI

www.bodisen.com

Safe Harbor Statement

            This presentation contains "forward-looking statements" within the meaning of the “safe-harbor” provisions of the Securities Litigation
Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the
Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.  Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Investment Highlights

Ranked the 16th fastest growing company in China (Forbes China January ’06)

One of China’s largest manufacturers of Organic Fertilizers, Liquid Fertilizers, Insecticides and
Pesticides; over 60 different organic agricultural products certified by the Chinese government

Profitable with 124% YOY revenue growth and 236% YOY net profit growth in Q1

Strong gross margin of 30%+ versus 5% gross margin industry average

Strong balance sheet with $26 million in cash and no long term debt

Highly experienced management team, extensive product distribution network in China through more than 500 nationwide wholesale distributors

Favorable market environment

AMEX listed, ~US$200m market cap; dual listed on the London Stock Exchange AIM market

Institutional ownership 14%

Insider ownership 40%

Board and Management

Wang Chunsheng (43) Chief Operations Officer Wang Chunsheng joined Bodisen in
2001.  Prior to this, from 1999 - 2001, he was Vice General Manager of the Shaanxi
Bodisen Chemical Co. Ltd., with responsibility  for sales and marketing.  From 1997 -
1999, he was a Senior Sales Manager with Ling Kangyuan Agriculture Chemical
Company.

Bo Chen (50) President (19.7% shareholder) Chen Bo is one of Bodisen’s founders.
From 1999- 2001, he was Chief Operations Officer and Chief Technology Officer of
Shaanxi Bodisen Chemical Co., Ltd; and from 1994 to 1999, he was the Chief Executive
Officer and President of Yang Ling Shikanglu Chemurgical Technology Development
Co., Ltd.

Karen Qiong Wang (41) Chairman and Chief Executive Officer (20.6%
shareholder) Wang Qiong founded Bodisen in 2001.  She has over 10 years of experience in the fertilizer and chemical industries and from 1999 - 2001 was Chief
Executive Officer and President of Shaanxi Bodisen Chemical Co., Ltd.  From 1997 -
1999, she was President of Yang Ling Kang Yuan Chemical Company, which specialized in the research and development of agricultural products.  Wang Qiong is a Deputy within the Peoples’ Congress and in 2004 was Woman of the Year, as voted by the China
National Women’ Association. She is the only female CEO of a China based company listed on a US stock exchange.

Board Majority Independent Directors

David Gatton (52) Non-executive Director

David Gatton joined Bodisen’s Board in 2004.  Since 1985, he has been Chairman and
President of Development Initiatives, Inc, a Washington, D.C. – based government relations firm specializing in urban affairs, business development, public/private strategies and marketing, serving a variety of public and private clients.

Patrick McManus (51) Non-executive Director

Patrick McManus joined Bodisen's Board in 2004. He was elected Mayor of Lynn,
Massachusetts in 1992, serving until 2002 when he retired to private law and accountancy practice in 2002.  Mr. McManus is a Professor of Business and Finance at
Salem State College in Massachusetts and is a Certified Public Accountant and holds a
Juris Doctorate.

Yiliang Lai (40) Chief Financial Officer

Yiliang Lai joined Bodisen in 2005 as Financial Controller, and became Chief Financial
Officer later that year.  He has also worked for Xi’an Hongsheng Biotech since 2002 as
Chief Financial Officer. Prior to this, he was Head of Accounting at Shaanxi Kaida
Limited, an auditor at the CPA firm ShenZhen CaiXin, and an accountant at China
Shipping.  Mr Lai is a Certified Public Accountant in China as well as a Certified Auditor.

Market Opportunity

China is one of the world’s largest fertilizer markets:

9% GDP growth in the last 20 years, population 1.3 billion; 750 million are farmers that have
$400 average annual income per household.

Each farming household has less than 2 acres of planting area, spends 20% of annual household income on fertilizer and pesticides purchases, and is therefore highly sensitive to fertilizer quality and costs

China is responsible for approximately 35% of the world’s fertilizer consumption –  more than
45m tons annually, of which 20% is imported * (Versus U.S. annual consumption of approximately ~20m tons)

China’s fertilizer industry is a $17 billion per year business, consisting of chemical fertilizers and organic natural fertilizers (less than 10% is organic based)

Approximately $1 billion highly fragmented annual organic fertilizer market (of which Bodisen produces about
3%)

History of intensive farming using chemical fertilizers has destroyed soil quality, depleted soil nutrients, decreased crop yields and created large scale water pollution

Sources: Food & Agriculture Organisation of the UN, 2005 Earth Policy Institute, China Ministry of Agriculture IFA
Agriculture Conference presentation by Yande Zeng, Vice Director of Crop Production (March 2006)

Market Opportunity

China only has 9% of world’s arable land available to feed 21% of the world population*

Trend towards organic / ‘green’ foods grown on organic fertilizers

Sales rising 15%-30% per annum** buoyed by burgeoning middle class

Growth of supermarket chains and higher selling prices for organic foods

Government supported green initiative

Farmers’ shift towards higher income economic crops

From low value, land-intensive farming (rice, wheat etc.)

To higher value, labour intensive farming (fruit and vegetables)

Government actions**

To improve agricultural yields and output

To reduce dependence on food imports

Amendment of land ownership laws that encourage farming

Tax incentives for farmers and suppliers - elimination of agricultural tax in 2006 reduces the tax burden to farmers by 15.5%

Bodisen enjoys two year income tax exemption through end of 2007, renewable thereafter
(regular income tax on agricultural product companies is 15%)

*  Source: IFA Presentation, March 2006 by Yande Zeng, Ministry of Agriculture, China

** The China Ministry of Agriculture

Growth Strategies

Capitalize on farmers’ demand for higher crop yields and consumers’ demand for healthy organic foods grown from Bodisen’s certified organic fertilizers

Continue to expand Bodisen brand name

One of China’s “Most Recognized” agricultural brands*

More than 500 distributors nationwide

Sales strategy leverages power of 3rd party endorsements from farmers to build brand power

Capitalize on fundamental shift from chemical fertilizer use to organic fertilizers

Despite raising prices twice during Q1, the company grew revenues to more than $10.5 million, from $4.7 million in 2005

Leverage China’s favorable agricultural market environment (no sales tax, no value added tax, no income tax)

*Source: China Light Industry Product Quality Assurance Centre

Growth Strategies Cont…

Planned acquisition and/or build out of new manufacturing facilities in Northwest and Northeast China farm regions (where the Bodisen brand is already well known) by end of 2006 to position company for strong revenue growth in 2007, subject to normal conditions involved with acquisitions and/or construction

Bodisen products increase quality, yields, shelf-life, crop taste and resistance to disease of a wide range of crop types and replenish nutrients to over-farmed soil – a one stop agricultural products provider that addresses complete farming needs

Organic Compound Fertilizer (~66% of sales) – wheat, tobacco, vegetables

   Increases soil nutrient levels by up to 20%

   Dissolves phosphorus and potash fertilizer which otherwise cannot be absorbed by soil

   Sold in 50kg bags with net income margin of 16% - 25%

Organic Liquid Fertilizer (~20% of sales) – 60% to 90% net income margin, fruit and other crops

   Increases crop yield through photosynthesis

   Reduces time to harvest and resistance to diseases

Pesticides (~14% of sales*) – 25% - 30% net income margin

   Eliminates and guards against disease while promoting resistance to pests

A One-Stop Solutions Provider of Agricultural Products

Efficient R&D Process

Bodisen products are manufactured based on proprietary agricultural technology in a sophisticated manufacturing process involving strict quality control

Product patents in the Chinese market are not advisable due to lack of IP protection

Company’s own research team works closely with agricultural universities and research laboratories on contracted research work, which results in regular new product launches and low R&D spending

University labs have significant research capabilities and are not-for-profit, making collaboration with agricultural universities both effective and cost efficient

ISO 9001 certified modern manufacturing process and facilities

New Product Launch

Entry into highly profitable agricultural raw materials business
(announced in Feb 2006)

The expected Fall 2006 completion of a new 100,000 square foot manufacturing facility will initiate production of Mancozeb – an essential ingredient used in plant fungicide production for pesticides

Facility will increase Mancozeb production density by more than 15% to 20%
compared to competitors’ production

Completion of the facility is expected to make Bodisen one of the largest manufacturers of Mancozeb in China

Historically net profit margins of 30% - 40%

Sales and Marketing

Highly efficient distribution channels through direct sales and marketing to rural communities throughout China – Bodisen has one of the largest agricultural product distribution networks in China

Sales via nationwide wholesale distribution network, enabling deep penetration into wholesalers and end-user farmers

Bodisen brands are marketed through print media, TV weather channels, agricultural trade fairs and conventions, including the most important trade shows that take place in November each year.  The Company books a majority of next year product sales at these two events:

Agriculture Hi-Tech Exhibition (1,000 exhibitors, 1.1-1.5 million  visitors)

Plant Protection Exhibition (2,000 exhibitors, 0.5 million visitors )

Direct education to farming communities in collaboration with agricultural universities and government sponsored laboratories

新疆维吾尔自治区
西藏自治区
青海
甘肃
内蒙古自治区
黑龙江
吉林
辽宁
河北
北京
天津
山西
山东
宁夏回族自治区
陕西
河南
江苏
上海
安徽
湖北
四川
重庆
浙江
湖南
江西
福建
贵州
云南
广西壮族自治区
广东
台湾
澳门
海南

China

*  Source: Food & Agriculture Organisation of the UN

Favorable Environment

Highly fragmented organic compound fertilizer industry: most are small-scale manure processors that cannot label products as certified “organic”

Bodisen believes that it is the only agricultural product company that addresses complete planting needs of farmers: compound fertilizers for improving soil nutrient levels; liquid fertilizers for stronger leaves and flowers;
pesticides for plant protection and healthy plant growth – certified as
“organic” by the Chinese government and are sold year round, resulting in less seasonal volatility

Favorable Environment Cont…

Limited foreign competition: global fertilizer companies do not have organic product lines for the Chinese market, they also lack cultural understanding of the
Chinese agricultural industry (DuPont exited local fertilizers market, Mosaic and
Agrium are experiencing sales declines to China, and Bunge has no presence in
China). As a result, Bodisen has enjoyed nearly 100% annual sales growth in recent years

Presently, no operator in China has national recognition (other than Bodisen)
across organic biology compounds, liquid fertilizers and pesticides

Fundamentally Changing China’s Fertilizer Industry

Compared to chemical fertilizers, Bodisen has significant
advantages:

Environmentally friendly vs. chemical fertilizers that harm soil conditions

Bodisen products are dissolved in soil within 48 hours of application. Phosphate chemical fertilizers may not dissolve in soil for years and, like other fertilizers, can destroy healthy soil conditions, including hardening of the soil

Significantly higher crop yields and higher farm efficiency

Bodisen products generate up to 15%-35% higher crop yields compared to chemical fertilizers (depending on the area)

Fundamentally Changing China’s Fertilizer Industry

Ease of use

Bodisen’s products contain more than 20 ingredients and bioactive agents that only require one application versus chemical fertilizers, where individual chemical components must be
applied separately.   This results in loosened soil, replenished soil nutrients, higher crop yield and higher crop quality

Bodisen compound fertilizers are sold at similar prices to chemical fertilizers

Government supports organic fertilizers, allowing Bodisen to grab increasing market share away from chemical  fertilizer companies

Higher crop selling prices for “organically grown” produce, generating greater income for farmers

Crops grown with Bodisen products can be labelled as “organic” and “green” foods, which command up to 50%-150% higher price points, depending on crop type

High Barriers to Entry

Established proprietary product lines and proven effectiveness of products

High level of brand recognition by farmers: Bodisen brands are regarded as quality products that generate higher crop yields. Crop yields can be labelled as “organic” or
“green” foods which command premium prices from end user consumers

Depth of market penetration – to farmers level

Establishment of effective and loyal wholesale market distribution networks that exclusively distribute Bodisen products

Understanding of unique aspects of marketing to Chinese farmers who are largely illiterate

Farmers develop strong Bodisen brand loyalty, making it difficult for competitors to convince farmers to switch to other brands

Highly Profitable

0.48

0.33

0.13

EPS

7.4

5.0

1.9

Profit before taxation

(1.7)

(0.02)

0.41

Total non - operating cost / income

29.3%

31.1%

18.5%

Net margin

9.1

5.0

1.8

Operating profit

2.4

1.5

1.2

Total operating expenses

37.1%

40.5%

31.8%

Gross margin

11.5

6.6

3.1

Gross profit

31.0

16.2

9.8

Revenue

Year-end

Dec ‘05
US $m

Year-end

Dec ‘04
US $m

Year-end

Dec ‘03
US $m

Strong Start to 2006

0.15

0.05

EPS

2.7

.8

Profit before taxation

(0.78)

(0.43)

Total non - operating cost / income

32%

26%

Operating margin

3.5

1.2

Operating profit

.8

.4

Total operating expenses

40%

35%

Gross margin

4.2

1.7

Gross profit

10.5

4.7

Revenue

Quarter-end

March ‘06
US $m

Quarter-end

March ‘05
US $m

Strong Balance Sheet - $26 Million in Cash as of
March 2006, Debt Free

31.4

6.3

8.5

13.6

2.1

31 Dec ’05

US $m

13.4

None

1.3

2.1

6.7

12.6

2.2

31 Dec ‘04

US $m

57.1

Net assets

Creditors: greater than 1 year

Creditors: less than 1 year

26.1

Cash

12.9

Receivables

16.2

Tangible assets

2.1

Intangible assets

(land use rights)

31 Mar ’06

US $m

Cash Flow

          Quarter-end                 Quarter-end

          March ‘05                              March ’06

          US $m   US $m

Cash Flows from Operating Activities                     (2.4)                       1.4

Cash Flows from Investing Activities                       (0.9)                        (0.4)

Cash Flows from Financing Activities                      4.0                             19.1

Cash & Equivalents Beginning Balance                 2.1                             6.3

Cash & Equivalents Ending Balance                           2.8                             26.1

Net Increase in Cash & Equivalents               0.7                             19.8

Highlights

Financial results for the three months ended March 2006

124% increase in revenues from Q1 ‘05

236% increase in net income from Q1 ‘05

Continued success of increased marketing and distribution efforts

Acquisition of 8.6% (2,063,768 shares) of China Natural Gas, Inc. for $2.85m (Stock symbol: CHNG, price on May 18, ’06: $3.13), reducing costs on key raw materials which requires natural gas to manufacture

Announced $43m in new contracts signed in November ’05 from two national agricultural product trade shows for ‘06 product delivery, representing 70% - 80% of next year (’06) sales

Dual listing in London in Feb 2006 added $19 million in net proceeds to balance sheet, debt free, $26 million in cash

Strong Share Liquidity
Dual Listing on LSE and Amex

Listed on Amex: August 2005; Dual listed on the London Stock
Exchange AIM market February 2006

12m British Pounds (US$21.36 million) completed through IPO on London AIM:
1,643,836 new shares placed with a small number of large UK institutional investors:
IPO was 3.5 times over-subscribed by institutions

The largest China-based company listed on the London AIM market

Use of proceeds: Two new facility expansion projects, each has capacity and revenue potential similar to existing facility of 200,000 tons of compound fertilizers annually;
and further development of marketing campaigns; sufficient cash based on current business plan.

Dual listing and capital raise advised by London investment bank Charles Stanley, reporting accountant Deloitte & Touch, law firms Reed Smith and Jones Day, and
Bodisen’s US and China advisors, New York Global Group and its Beijing-based
China subsidiary

Total fully-diluted shares outstanding: 17,374,691

Bodisen Biotech, Inc.

A fast growing, highly profitable business

Favorable market environment: government promotes sector and offers tax incentives

A market leader in China’s organic fertilizer industry, large customer base, serves China’s largest population group – 750 million farmers

Proven, scaleable, and high margin business model with a nationally recognized brand name

High barriers to entry for competitors, end user consumers demand organic foods and are willing to pay higher prices which substantially improve farmers’ profit margins

Net profit margin approximately 30%, compared to chemical fertilizer companies which typically have net profit margins of approximately 5%

Rapid growth in revenue and net income, strong balance sheet and cash position

Strong earnings potential in 2006 and 2007 in continued favorable environment

Strong share liquidity with broad institutional and insider ownership of shares

Contact Bodisen

Investor Relations:

          The Piacente Group, Inc.
E.E. Wang/Debra Chen

          212-481-2050

WWW.BODISEN.COM